Label	Element	Value
Midcap Stock Portfolio
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Supplement [Text Block]	ck0001056707_SupplementTextBlock	July 19, 2013 DREYFUS INVESTMENT PORTFOLIOS - MidCap Stock Portfolio Supplement to Summary and Statutory Prospectuses dated May 1, 2013 IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
Risk/Return [Heading]	rr_RiskReturnHeading	Midcap Stock Portfolio
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock

Effective on or about October 1, 2013, the following information will supplement the “Principal Investment Strategy” in the Summary prospectus and “Fund Summary –Principal Investment Strategy” and “Fund Details – Goal and Approach” sections in the prospectus:

The fund currently considers mid-cap companies to be those companies with market capitalizations that fall within the range of $400 million and $29 billion. The fund may invest up to 20% of its net assets in securities not considered to be mid-cap companies.